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                                                                EX. 99 (D)(1)(I)

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT
                           WELLS FARGO VARIABLE TRUST

                                                        ADVISORY FEE (AS A % OF
VARIABLE TRUST FUNDS                                   AVERAGE DAILY NET ASSETS)
----------------------------------------------------   -------------------------
VT Asset Allocation Fund                               First 500M        0.55
                                                       Next 500M         0.50
                                                       Next 2B           0.45
                                                       Next 2B           0.425
                                                       Over 5B           0.40

VT C&B Large Cap Value Fund                            First 500M        0.55
                                                       Next 500M         0.50
                                                       Next 2B           0.45
                                                       Next 2B           0.425
                                                       Over 5B           0.40

VT Discovery Fund                                      First 500M        0.75
                                                       Next 500M         0.70
                                                       Next 2B           0.65
                                                       Next 2B           0.625
                                                       Over 5B           0.60

VT Equity Income Fund                                  First 500M        0.55
                                                       Next 500M         0.50
                                                       Next 2B           0.45
                                                       Next 2B           0.425
                                                       Over 5B           0.40

VT International Core Fund                             First 500M        0.75
                                                       Next 500M         0.70
                                                       Next 2B           0.65
                                                       Next 2B           0.625
                                                       Over 5B           0.60

VT Large Company Core Fund                             First 500M        0.55
                                                       Next 500M         0.50
                                                       Next 2B           0.45
                                                       Next 2B           0.425
                                                       Over 5B           0.40

VT Large Company Growth Fund                           First 500M        0.55
                                                       Next 500M         0.50
                                                       Next 2B           0.45
                                                       Next 2B           0.425
                                                       Over 5B           0.40

VT Money Market Fund                                   First 500M        0.30
                                                       Next 500M         0.30
                                                       Next 2B           0.275
                                                       Next 2B           0.275
                                                       Over 5B           0.250

VT Opportunity Fund                                    First 500M        0.75
                                                       Next 500M         0.70
                                                       Next 2B           0.65
                                                       Next 2B           0.625
                                                       Over 5B           0.60

                                       A-1

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                                                        ADVISORY FEE (AS A % OF
VARIABLE TRUST FUNDS                                   AVERAGE DAILY NET ASSETS)
----------------------------------------------------   -------------------------
VT Small Cap Growth Fund/1/                            First 500M        0.75
                                                       Next 500M         0.70
                                                       Next 2B           0.65
                                                       Next 2B           0.625
                                                       Over 5B           0.60

VT Small/Mid Cap Value Fund/1/                         First 500M        0.75
                                                       Next 500M         0.70
                                                       Next 2B           0.65
                                                       Next 2B           0.625
                                                       Over 5B           0.60

VT Total Return Bond Fund                              First 500M        0.40
                                                       Next 500M         0.375
                                                       Next 2B           0.35
                                                       Next 2B           0.325
                                                       Over 5B           0.30

Most recent annual approved by Board of Trustees: March 27, 2009

Schedule A amended: August 12, 2009

----------
/1/ On August 12, 2009, the Board of Trustees approved the following revised advisory fee breakpoint asset tiers for the VT Small Cap Growth and VT Small/Mid Cap Value Funds, effective May 1, 2010: First $500M 0.75%; Next $500M 0.70%; Next 1B 0.65%; Next 1B 0.625%; Over 3B 0.60%.

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     The foregoing fee schedule is agreed to as of August 12, 2009 and shall remain in effect until changed in writing by the parties.

                                      WELLS FARGO VARIABLE TRUST


                                      By:
                                          --------------------------------------
                                          C. David Messman
                                          Secretary


                                      WELLS FARGO FUNDS MANAGEMENT, LLC


                                      By:
                                          --------------------------------------
                                          Andrew Owen
                                          Executive Vice President